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          ____________________________________________

                       AMENDMENT NO. 1 TO
                      AMENDED AND RESTATED
                 ASSIGNMENT OF LEASES AND RENTS

                  Dated as of December 28, 1993

          ____________________________________________



                   TRUMP'S CASTLE ASSOCIATES,
                a New Jersey general partnership,

                           as Assignor

                               and

                    MIDLANTIC NATIONAL BANK,

                           as Assignee



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Prepared by: _______________________________
             Ira A. Rosenberg, Esq.
             Sills Cummis Zuckerman Radin
               Tischman Epstein & Gross, P.A.
             One Riverfront Plaza
             Newark, New Jersey  07102
             (201) 643-7000

             AMENDMENT NO. 1 TO AMENDED AND RESTATED
                 ASSIGNMENT OF LEASES AND RENTS
                 ------------------------------

     AMENDMENT NO. 1 (the "Amendment") to AMENDED AND RESTATED ASSIGNMENT OF LEASES AND RENTS, dated as of December 28, 1993, between TRUMP'S CASTLE ASSOCIATES, a New Jersey general partnership which is the successor to Trump's Castle Associates Limited Partnership, a New Jersey limited partnership (the "Assignor"), and MIDLANTIC NATIONAL BANK, a national banking association (the "Assignee"). Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Original Assignment (as defined below).


                           WITNESSETH:
                           ----------
     WHEREAS, the Assignor delivered to the Assignee an Amended and Restated Assignment of Leases and Rents, dated as of May 29, 1992 (the "Original Assignment"), and recorded June 2, 1992 in Mortgage Book 4777, page 278, to secure certain obligations including, without limitation, obligations under the 1992 Credit Agreement (as hereinafter defined) and the Note (as hereinafter defined).

     WHEREAS, as of May 29, 1992, among other things, (i) the Assignor, Trump's Castle Funding, Inc. ("Funding" or the "Company") and the Assignee entered into an Amended and Restated Credit Agreement (the "1992 Credit Agreement"), and (ii) the Assignor issued to the Assignee an Amended and Restated Term Note in the principal amount of $38,000,000, bearing interest and being payable as set forth therein (the "1992 Note");

     WHEREAS, the Assignee and the Assignor have agreed to amend and restate the 1992 Credit Agreement (the 1992 Credit Agreement, as so amended and restated as of the date hereof and as the same may hereafter from time to time be amended, supplemented, restated or otherwise modified, the "Credit Agreement") and the Assignor has agreed to execute an Amendment No. 1 to the 1992 Note (the 1992 Note, as so amended by Amendment No. 1 thereto dated as of the date hereof and as the same may hereafter from time to time be amended, supplemented, restated or otherwise modified, the "Note"), but only upon the condition, among others, that the Assignor confirm, acknowledge and agree in writing that the Original Assignment, as amended by this Amendment No. 1, continues to constitute collateral security for the obligations of the Assignor under the Credit Agreement and the Note, with the priority and upon the other terms as set forth therein; and

                                (1)

     WHEREAS, the Assignor has agreed to execute and deliver this Amendment to the Assignee.

     NOW THEREFORE, in consideration of the foregoing and $10.00 in hand paid by the Assignee to the Assignor and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the Assignor confirms and acknowledges to and agrees with the Assignee as follows:

     1. Assignor hereby confirms to and agrees with Assignee that the Original Assignment secures all of the obligations under the Credit Agreement and all of the obligations under the Note. Anything to the contrary contained herein or in the Original Assignment notwithstanding, Assignor further confirms to and agrees with the Assignee that, without limiting the generality of the preceding sentence, except as referred to in the recitals on pages 1 and 2 of the Original Assignment, (a) the term "Credit Agreement" as defined in the Original Assignment means the Amended and Restated Credit Agreement dated of even date herewith among the Assignor, (as Borrower), Funding (as Guarantor) and the Assignee (as Lender), as it may from time to time be amended, supplemented, restated or otherwise modified in writing; (b) the term "Note" as defined in the Original Assignment means the Note (as defined in the Original Assignment), as amended by Amendment No. 1 thereto dated as of even date herewith and as may from time to time be amended, supplemented, restated or otherwise modified in writing (which includes the Replacement Note provided for in Section 2.03 of the Credit Agreement); (c) the term "Mortgage" as defined in the Original Assignment means the Amended and Restated Indenture of Mortgage dated as of May 29, 1992, as amended by Amendment No. 1 thereto dated as of even date herewith and as it may from time to time be amended, supplemented, restated or otherwise modified in writing; and (d) reference in the Original Assignment and in this Amendment No. 1 to the phrase "as from time to time amended, supplemented or modified" and similar phrases was intended to and does include, therein and herein, restatements of the documents with respect to which such reference was or is hereby made.

     2. Clause (iv) of the last sentence starting on page 5 of the Original Assignment (beginning with the words
"Notwithstanding the foregoing") is replaced by clause (iv) below and clauses (v) through (vii) are hereby added to such sentence:

                                (2)

     "(iv) Trump and each Affiliate of Trump (but not in any event any Partner Representative (as defined in the Partnership Agreement) other than Trump or any Affiliate thereof) shall be liable to repay to the Assignor any Restricted Payment actually received by Trump or such Affiliate of Trump, as the case may be, in contravention of Section 11.04 of the Credit Agreement, (v) with respect to a Combination Transaction, any Successor shall have liability hereunder and under any other Lending Document to the fullest extent the Assignor and the Company have, taking into consideration the provisions of the second sentence of Section 10.02 of the Credit Agreement, (vi) any Person who receives directly or indirectly any assignment or other transfer in whole or in part of the Trust Estate in contravention of the provisions of the Credit Agreement or any of the other Lending Documents shall be liable hereunder and under the other Lending Documents to the extent of the assets received and
     (vii) the foregoing is not intended to and shall not apply to (A) the Intercreditor Agreement (but shall apply to the Consent and Agreement executed by the Assignor and the Company relating thereto), (B) the obligations and agreements of the Trustees set forth in the Consent and Agreement or (C) any Opinions of Counsel, title insurance policies, pro-forma policies and/or commitments, title recording letters, title reinsurance policies, pro-forma policies and/or commitments, real estate surveys and/or insurance policies delivered to or entered into for the benefit of the Assignee pursuant to the Credit Agreement or any of the other Lending Documents, or in connection with the transactions contemplated hereby or thereby or by the 1992 Credit Agreement."

     3. This Amendment No. 1 may be executed in counterparts (each of which shall constitute an original, but all of which when taken together shall constitute but one Amendment), and it shall not be necessary that any one counterpart be signed by the parties so long as each party shall have executed a counterpart.

                                (3)

     4. The Original Assignment remains unamended (except to the extent expressly set forth above) and in full force and effect.

     IN WITNESS WHEREOF, the Assignor has caused this Amendment
No. 1 to the Assignment of Leases and Rents to be duly executed and witnessed, all as of the day and year first above written.

WITNESS:                      TRUMP'S CASTLE ASSOCIATES


__________________________    By:_____________________________
                                   Donald J. Trump
                                   Its Managing Partner

                                 (4)

     IN WITNESS WHEREOF, Assignee has accepted and approved this Amendment No. 1 to the Amended and Restated Assignment of Leases and Rents and caused this instrument to be duly executed and witnessed, all as of the date and year first above written.

WITNESS:                      MIDLANTIC NATIONAL BANK


_______________________       By:_____________________________
                                 Ben Berzin, Jr.
                                 Senior Vice President

                                 (5)
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STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

     BE IT REMEMBERED that on this ____ day of December, 1993, before me, the subscriber, a Notary Public of the state of New York, personally appeared, Donald J. Trump, the Managing Partner of TRUMP'S CASTLE ASSOCIATES, a New Jersey general partnership, who, I am satisfied, is the person who has signed the within instrument as the Managing Partner of said general partnership, and he acknowledged that he signed, sealed and delivered the same as such Managing Partner, that the within instrument is the voluntary act and deed of said general partnership made by virtue of its Board of Partnership Representatives, and that he received a true copy of the within instrument on behalf of said general partnership.


                         _______________________________
                         Notary Public of the State of
                         New York {Seal}

                                     (6)

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

     BE IT REMEMBERED, that on this ____ day of December, 1993, before me the subscriber, a Notary Public of the State of New Jersey, personally appeared Ben Berzin, Jr., the Senior Vice President of MIDLANTIC NATIONAL BANK, a national banking association, who I am satisfied is the person who executed the within instrument, as Senior Vice President of said association, and he acknowledged that he signed, sealed with the proper corporate seal and delivered the same as such officer, that the within instrument is the voluntary act and deed of such association made by virtue of authority of its board of directors, and that he received a true copy of the within instrument on behalf of such association.


                    ________________________________________
                    Notary Public of the State of New York
                                                 {Seal}

                                      (7)